UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2011

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd., Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 689-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Third Amended and Restated Credit Agreement

On December 27, 2011, Commercial Metals Company (the “Company”) and CMCLUX, S.à r.l., its wholly owned subsidiary, entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America, N.A. (“BANA”), as Administrative Agent, Swing Line Lender and a L/C Issuer, the lenders from time to time party thereto, Wells Fargo Bank, National Association and The Royal Bank of Scotland plc, as Co-Syndication Agents, Goldman Sachs Bank USA and PNC Bank, National Association, as Co-Documentation Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBS Securities Inc., as Joint Lead Arrangers and Joint Book Managers.

The Credit Agreement amends and restates that certain Second Amended and Restated Credit Agreement, dated as of November 24, 2009, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K on December 1, 2009, to, among other things, (i) provide for a maximum principal amount of $300.0 million (the “Facility Amount”) (with a letter of credit sublimit of $50.0 million), (ii) extend the maturity date of the facility from November 24, 2012 to December 27, 2016, (iii) add CMCLUX, S.à r.l. as a foreign borrower (the “Foreign Borrower”), (iv) provide for a maximum principal amount of foreign borrowings of $50.0 million (as a sublimit of the Facility Amount), (v) require the Company to maintain an interest coverage ratio of at least 2.50 to 1.00 through and including November 29, 2012 and at least 3.00 to 1.00 at any time thereafter and (vi) require the Company to maintain liquidity of at least $150.0 million in excess of the outstanding principal amount of 5.625% notes due November 2013 (the “2013 Notes”).

The Credit Agreement is guaranteed by the Company and each of the Company’s material domestic subsidiaries (as described in the Credit Agreement) and the obligations of the Foreign Borrower under the Credit Agreement are guaranteed by one of the Company’s material foreign subsidiaries (as described in the Credit Agreement) (collectively, the “Guarantors”). The Credit Agreement is also secured by a pledge of (i) present and future shares of capital stock of each of the Company’s present and future material domestic and foreign subsidiaries (as described in the Credit Agreement), but excluding certain designated foreign subsidiaries and (ii) all present and future inventory and accounts of the Company and certain domestic subsidiaries, to the extent not already subject to the Company’s securitization facilities. The inventory and accounts were not part of the collateral securing the Credit Agreement at closing. However, the collateral securing the Credit Agreement is subject to future adjustment based on the credit rating of the Company’s long term unsecured senior, non-credit enhanced debt.

The Credit Agreement contains customary representations, warranties and covenants and is filed as Exhibit 10.1 to this
Form 8-K and is incorporated herein by reference. The description of the material terms of the Credit Agreement is qualified in its entirety by reference to such exhibit.

Amendment to Receivables Purchase Agreement

On December 28, 2011, the Company and CMC Receivables, Inc. (“CMC Receivables”) entered into an Amendment No. 1 (the “RPA Amendment”) to the Receivables Purchase Agreement, dated as of December 28, 2011 (the “RPA”), with Wells Fargo Bank, N.A., The Bank of Nova Scotia (“Scotiabank”) and Liberty Street Funding, LLC (“Liberty Street”). The RPA Amendment amends the Receivables Purchase Agreement, dated as of April 5, 2011 (the “RPA”), by and among the Company, CMC Receivables and Wells Fargo Bank, National Association. Defined terms used herein and not defined herein have the meanings assigned to such terms in the RPA, a copy of which was filed as Exhibit 10.4 to the Company’s Form 10-Q on April 8, 2011.

The RPA Amendment amends the RPA to, among other things, (i) add Scotiabank as an additional Purchaser, (ii) add Scotiabank as an Administrator, (iii) increase the maximum principal amount of the facility from $100.0 million to $200.0 million, (iv) extend the facility termination date to December 26, 2014, (v) require the Company to maintain an interest coverage ratio of at least 2.50 to 1.00 through and including November 29, 2012 and at least 3.00 to 1.00 at any time thereafter and (vi) require the Company to maintain liquidity of at least $150.0 million in excess of the outstanding principal amount of the 2013 Notes. The RPA Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference. The description of the material terms of the RPA Amendment is qualified in its entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On January 3, 2012, the Company issued a press release announcing the Credit Agreement and the RPA Amendment. A copy of that press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Form 8-K.

10.1	Third Amended and Restated Credit Agreement, dated December 27, 2011, by and among Commercial Metals Company, CMCLUX, S.à r.l., Bank of America, N.A., Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, Goldman Sachs Bank USA, PNC Bank, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBS Securities Inc.

10.2	Amendment No. 1 to Receivables Purchase Agreement, dated December 28, 2011, by and among Commercial Metals Company, CMC Receivables, Inc., Wells Fargo Bank, N.A., The Bank of Nova Scotia and Liberty Street Funding LLC.

99.1	Press Release, dated January 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: January 3, 2012
	By:	/s/ Barbara R. Smith
	Name:	Barbara R. Smith
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Third Amended and Restated Credit Agreement, dated December 27, 2011, by and among Commercial Metals Company, CMCLUX, S.à r.l., Bank of America, N.A., Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, Goldman Sachs Bank USA, PNC Bank, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBS Securities Inc.

10.2	Amendment No. 1 to Receivables Purchase Agreement, dated December 28, 2011, by and among Commercial Metals Company, CMC Receivables, Inc., Wells Fargo Bank, N.A., The Bank of Nova Scotia and Liberty Street Funding LLC.

99.1	Press Release, dated January 3, 2012.